Related Party Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
From time to time, we have transactions with other companies in which we hold an interest all of which are individually and in the aggregate immaterial, as summarized in the table below.

	As of December 31,		For the years ended December 31,
(in thousands)	2017	2016	2017	2016	2015
Net sales	—	—	$3,852	$1,360	$418
Reimbursements against research and development costs	—	—	—	—	$2,032
Accounts receivable	$3,802	$1,302	—	—	—
Other long-term assets	$17,713	$13,067	—	—	—
Accounts payable	$1,921	$391	—	—	—
Accrued and other current liabilities	$9,028	$3,926	—	—	—
Other long-term liabilities	$3,075	$5,889	—	—	—

During 2017, we purchased a convertible note for $3.0 million from a publicly listed company considered a related party. The note is due in October 2020 and bears interest of 3.0%. As of December 31, 2017, the principal and accrued interest of this note totals $2.7 million while the remaining $0.2 million is attributable to the embedded derivative, that is bifurcated and measured at fair value, associated to a convertible feature of this note. Also in 2017, we granted a loan to a member of management totaling €0.6 million ($0.7 million as of December 31, 2017) bearing interest at 2.0% annually. Repayment is forgiven with continued employment at the rate of €0.1 million plus accrued interest annually. These are included in other long-term assets in the accompanying consolidated balance sheet.
Additionally, we have two loan receivables due from related parties granted prior to 2017. The first loan, with a balance of $11.3 million including accrued interest at December 31, 2017, was originally granted in 2015 and subsequently increased during 2016. This loan is due in January 2020 and bears interest of 6%. The second loan, also granted in 2015, has a principal of €2.0 million and is due in June 2019. This loan bears interest of 7% and as of December 31, 2017 carries a balance of $2.9 million including accrued interest. The loans were made for general business purposes and no amounts have been repaid. These loans are included in other long-term assets in the accompanying consolidated balance sheet as of December 31, 2017.
As discussed in Note 10, during 2016 we acquired a 19.0% interest in Hombrechtikon Systems Engineering AG (HSE) for a total obligation of $9.8 million payable over three years. As of December 31, 2017, the total remaining obligation was $6.2 million, of which $3.1 million was included in accrued and other current liabilities and $3.1 million was included in other long-term liabilities in the accompanying consolidated balance sheet. HSE is a variable interest entity and we are not the primary beneficiary, therefore HSE is not consolidated.